THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT

THIRD AMENDMENT, dated as of June 28, 2003 (the "Amendment"), to Credit Agreement dated June 30, 2000 (as amended, the "Agreement") by and between AeroCentury Corp., a Delaware corporation ("AeroCentury"), the banking institutions signatories hereto and such other institutions that hereafter become a "Bank" pursuant to Section 10.4 hereof (collectively the "Banks" and individually a "Bank") and National City Bank, a national banking association, as agent for the Banks under this Agreement ("National City" which shall mean in its capacity as agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

WHEREAS, National City and AeroCentury, together with the other Banks, desire to amend the Agreement in the manner hereinafter set forth; and

WHEREAS, Section 10.2 of the Credit Agreement requires that the written consent of the Banks be obtained for certain amendments, modifications or waivers contemplated herein.

NOW THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

1. Effectiveness. The amendments set forth in Sections 2 through 7 and Section 10 herein shall be effective as of June 30, 2003 (the "Effective Date") and remain in full force and effect until such time as the Agreement is otherwise amended or terminated. From the date hereof until the Effective Date, the same terms and conditions of the Agreement in effect prior to the date of this Amendment shall remain in full force and effect under this Amendment.

2.  Section 1.1 of the  Agreement.  The  following  definitions  as set forth in
Section 1.1 of the Agreement are hereby amended and restated in their entirety to be as follows:

     "Borrowing Base" shall mean 75% of the lowest of (1) the acquisition cost of each item of Equipment included in Eligible Collateral, or (2) the net book value of each item of Equipment included in Eligible Collateral, or
     (3) the aggregate appraised value of all items of Equipment included in Eligible Collateral based on the most recent independent appraisal completed on behalf of AeroCentury. Net book value shall be calculated using AeroCentury's then current depreciation practices and both (1) and
     (2) above shall be calculated in accordance with GAAP. The foregoing test shall be determined separately for each item of Equipment included in Eligible Collateral. Notwithstanding the foregoing, Equipment subject to Eligible Leases which have remaining lease terms of less than three months shall not at any time be included in the Borrowing Base to the extent such Equipment constitutes more than 20% of the Borrowing Base. Remaining lease terms shall not include renewal options.

     "Debt Service" shall mean the sum of (i) current maturities (amounts due within the next twelve months) of all Recourse Debt, excluding any lump sum payments due at the expiration of any Recourse Debt, (ii) current amounts due (within the next twelve months) in respect of all leases, but excluding any lump sum payments due at the expiration of any lease, and (iii) 1/12th of the average principal balance of the Notes outstanding for the four most recent Fiscal Quarters.

     "Equipment" shall mean new and used turboprop aircraft and turboprop aircraft engines each of which is either subject to an existing lease or is intended to be leased or re-leased within four months immediately following the date in question. The aircraft or the aircraft engine, as applicable, shall have been manufactured within 28 years immediately preceding the date in question, shall be in good working order immediately or within a reasonable period of time, as determined by National City, and shall be usable for commercial flight purposes immediately or within a reasonable period of time, as determined by National City.

     "Required  Banks"  at any  time  shall  mean  Banks  whose  Revolving  Loan
     Commitments equal or exceed 66 2/3 % of the total of such Revolving Loan Commitments if no Loans are outstanding or, if Loans are outstanding, Banks whose outstanding Loans equal or exceed 66 2/3 % of the Loans.

3. Section 2.1 of the Agreement. The Revolver Termination Date of "June 28, 2003" as set forth on the fourth line of Section 2.1 of the Agreement shall be and hereby is amended to "August 28, 2003".

4.   Article 7 of the Agreement. The following sections as set forth in
     Article 7 of the Agreement are hereby amended and restated in their entirety to be as follows:

     "Section 7.1. Minimum Tangible Net Worth. Tangible Net Worth will not at any time be less than the sum of (i) 16,461,450, (ii) 50% Net Income for each Fiscal Quarter ending after March 31, 2003, without deduction for any net losses, (iii) 50% of the net proceeds from any sale of equity securities after the date of this Agreement, and (iv) 50% of the fair value of any equity securities issued after the date of this Agreement in connection with any acquisition permitted hereunder or by waiver hereto.

     Section 7.3. Recourse Funded Debt to Tangible Net Worth. The ratio of Recourse Funded Debt (including Recourse Funded Debt represented by the Notes) to Tangible Net Worth will not at any time exceed 3.25:1."

5. Amended and Restated Exhibit A to the Agreement. Exhibit A to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto.

6. Amended and Restated Exhibit D to the Agreement. Exhibit D to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto.

7. Amended and Restated Schedule 2 to the Agreement. Schedule 2 to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto.

8. Representations and Warranties. AeroCentury hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

9. Covenants. AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement (including this Amendment), including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

10. Acknowledgment and Consent. Notwithstanding the provisions contained in Section 2.8 of the Agreement requiring the pro-rata share distribution of payments received by Agent from AeroCentury based on Bank's Revolving Loan Commitment Percentage, and as required pursuant to Section 10.2 of the Agreement, the parties signatory hereto hereby acknowledge and consent to the prepayment in full on the Effective Date of the outstanding indebtedness to Bank of the West f/k/a Sanwa Bank California ("BofW") in connection with the Agreement and as evidenced by the Note in favor of BofW, all as more fully set forth on
      Exhibit I as attached hereto. The Banks further acknowledge that upon the making of such prepayment, the Revolving Loan Commitment Percentage of each Bank shall be as set forth on Exhibit A referred to in Section 5 of this Amendment.

11. Affirmation. AeroCentury hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity dates(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

12. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

13. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.


                 Remainder of page intentionally left blank.

          IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


      AEROCENTURY CORP.


      By       ________________________
               Name:
               Title:



      NATIONAL CITY BANK


      By       ________________________
               Name:    Michael J. Labrum
               Title: Senior Vice President



      CALIFORNIA BANK & TRUST


      By       ________________________
               Name:
               Title:



     The undersigned  hereby  acknowledges and consents to the first sentence of
     Section 9 only, and is not otherwise deemed to be a party to any of the other agreements of the Banks contained in this Amendment.
     Acknowledgment and Consent (as to the first sentence of Section 9 only)

                BANK OF THE WEST


                By       ________________________
                         Name:
                         Title:

                                   EXHIBIT A

Bank                                                  Commitment                Percentage

National City Bank                                    $25,000,000                  62.5%
Specialized Banking Group, Philadelphia Region
One South Broad Street, 13th floor, Loc. 01-5997
Philadelphia, PA 19107
Fax No. (267) 256-4001

California Bank & Trust                               $15,000,000                  37.5%
San Francisco Regional Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax No. (415) 875-1456                                 __________               __________

         TOTAL                                        $40,000,000                  100%

                                   EXHIBIT D

                         COVENANT COMPLIANCE CERTIFICATE


          The undersigned, the [chief executive or chief financial] Officer of AeroCentury Corp. ("AeroCentury"), does hereby certify to National City Bank, Agent (the "Bank"), as required by that certain Credit Agreement, dated June 28, 2000, by and between AeroCentury and the Bank (as amended, the "Agreement") (terms not otherwise defined herein shall have the meanings given to such terms in the Agreement), that as such officer he is authorized to execute this Compliance Certificate (this "Certificate") on behalf of AeroCentury and does further certify that:

          1. AeroCentury has complied and is in compliance with all covenants, agreements and conditions in the Agreement and each of the other Loan Documents on the date hereof.

          2. Each representation and warranty contained in the Agreement and each of the other Loan Documents is true and correct on the date hereof.

          3. No Potential Default or Event of Default has occurred and is continuing as of the date of this Compliance Certificate.

          4. There has been no Material Adverse Change since [insert the date of the most recent financial statements delivered to the Bank pursuant to the terms of ss.5.1 of the Credit Agreement], except as disclosed on the attached schedules.

          5. The covenant compliance calculations set forth in Attachment 1 hereto are true and correct on the dates specified.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate in his capacity as an officer of AeroCentury on this ___ day of ___________,
     _____.


  AeroCentury Corp.



  By:
  Name:
  Title:

                        COVENANT COMPLIANCE CALCULATIONS
                                AeroCentury Corp.
                     for the (quarter, year) ending _______


Section 7.1       MINIMUM TANGIBLE NET WORTH

          REQUIREMENT: - Tangible Net Worth will not at any time be less than the sum of (i) $_____________, (ii) 50% Net Income for each Fiscal Quarter ending after March 31, 2003, without deduction for any net losses, (iii) 50% of the net proceeds from any sale of equity securities after the date of the Agreement, and (iv) 50% of the fair value of any equity securities issued after the date of the Agreement in connection with any acquisition permitted hereunder or by waiver hereto.

           Tangible Net Worth on [date]
                 Total Assets
                 less:    Total Liabilities
                          Intangible Assets
                          Subtotal

                 Tangible Net Worth

           Required Tangible Net Worth

           (a)      Base Amount                                                                  $16,461,450

           (b)      50% of Net Income for each Fiscal Quarter                                    $
                    ending after March 31, 2003, without deduction
                    for any net losses

           (c)      50% of the net proceeds from any sale of equity                              $
                    securities after the date of the Agreement

           (d)      50% of the fair value of any equity securities                               $
                    issued after the date of this Agreement in
                    connection with any acquisition permitted under
                    the Agreement

           Required Tangible Net Worth = (a)+(b)+(c)+(d)                                         $

Excess (deficiency) of Actual Tangible Net Worth         $
compared with Required Tangible Net Worth

Section 7.2       DEBT SERVICE COVERAGE RATIO

          REQUIREMENT: - The ratio of EBTDA to Debt Service for the four (4) most recently ended consecutive Fiscal Quarters will not at any time be less than 1.1:1.

           EBTDA
                 Net Income for the four                       $
                 Fiscal Quarters ended ___________

                 Taxes deducted with respect to              + $
                 four Fiscal Quarters ended ___________

                 Depreciation deducted with respect to       + $
                 four Fiscal Quarters ended ___________

                 Amortization deducted with respect to       + $
                 four Fiscal Quarters ended ___________

EBTDA for four Fiscal Quarters just ended                      $

           Debt Service

                 Current Maturities of                         $
                 Recourse Debt (next 12
                 months)

                 Lump Sum Payments of                          $(             )
                 Recourse Debt at
                 expiration included in
                 Current Maturities

                 Current Maturities of Recourse Debt (net)     $

                 Current amounts due in                        $
                 respect of all leases
                 (next 12 months)


                 Lump Sum Payments due                         $(             )
                 at expiration of all leases
                 included in Lump Sum
                 Payments


                 Current Lease Payments (net)                  + $

                 Average Principal Balance                     + $
                 of Loans outstanding (last
                 12 months) divided by 12

           Debt Service                                          $

                   RATIO OF EBTDA TO DEBT SERVICE                  ___________

Section 7.3       RECOURSE FUNDED DEBT TO TANGIBLE NET WORTH

          REQUIREMENT: - The ratio of Recourse Funded Debt (including Recourse Funded Debt represented by the Notes) to Tangible Net Worth will not at any time exceed 3.25:1.

           Recourse Funded Debt on [date]:                      $


           Tangible Net Worth on [date]                         $

           RATIO OF RECOURSE FUNDED DEBT TO TANGIBLE NET WORTH



Section 7.4       ABSENCE OF NET LOSS

          REQUIREMENT: - It will not suffer a net loss for any two consecutive Fiscal Quarters or two Fiscal Quarters in any Fiscal Year.

           Net Income for the Fiscal Quarter ended __________    $


Section 7.5       BORROWING BASE

          REQUIREMENT: - The aggregate principal amount of Loans outstanding shall not at any time exceed the Borrowing Base or the Aggregate Revolving Loan Commitment, whichever is less; provided, however, that this covenant shall not be deemed breached if, at the time such aggregate amount exceeds said level, within three Business Days after the earlier of the date AeroCentury first has knowledge of such excess or the date of the next Borrowing Base Certificate disclosing the existence of such excess, a prepayment of Loans shall be made in an amount sufficient to assure continued compliance with this covenant in the future.

           Collateral Loan Value                                $

           Total Borrowing Base                                 $

           Maximum Loans

           Aggregate Revolving Loan Commitment                  $__,000,000

           Credit Usage

           Aggregate Loan Balance
           (principal) at date of certificate                   $

           Collateral Loan Value exceeds Credit Usage           $

           Collateral Loan Value is less than Credit Usage      $

                                SCHEDULE 2
                       APPLICABLE MARGINS, COMMITMENT FEE

Alternate Base             LIBO                               Commitment
Rate Margin                Rate Margin                        Fee

50.0 basis points          275.0 basis points                 50.0 basis points

                                    EXHIBIT I

                                BANK OF THE WEST
                      Outstanding Revolving Loan Commitment


Principal Payment          $ 7,981,000.00
Interest Payment           $     8,055.50
Commitment Fee             $     2,323.96

Total                      $ 7,991,379.46